CPG Vintage Access Fund VI, LLC

Consolidated Schedule of Investments (Unaudited)

June 30, 2026

	Original
Investments in Investment Funds - 100.08%^	Acquisition Date	Cost	Fair Value
Europe - 6.66%
Buyout - 6.66%
EQT X (No.1) USD SCSp [a,b,c]	12/29/2023	$15,683,053	$16,862,233
Total Europe		15,683,053	16,862,233

Global - 14.44%
Buyout - 9.5%
KKR Global Impact Fund II SCSp [a,c]	8/17/2023	12,085,125	24,054,857

Credit - 4.94%
CVC Credit Partners Global Special Situations Fund II [a,c]	4/4/2024	1,933,285	2,528,495
Fortress Credit Opportunities Fund VI (B) LP [a,c]	4/19/2024	9,101,145	9,980,900
Total Credit		11,034,430	12,509,395
Total Global		23,119,555	36,564,252

North America - 78.98%
Buyout - 62.44%
AlpInvest Co-Investment Fund (Onshore) IX, L.P. [a,c]	9/29/2023	13,407,143	14,899,856
NB Select Opportunities Fund VI LP [a,b,c,d]	5/31/2023	36,046,000	53,444,850
North Haven Private Equity Co-Investments Fund III, L.P. [a,c]	3/15/2024	14,219,670	16,104,984
TPG Partners IX, L.P. [a,c]	11/15/2023	24,227,770	28,401,463
Vista Equity Partners Fund VIII-A, L.P. [a,b,c]	10/17/2023	25,371,113	29,030,810
Vistria Fund V (FT), LP [a,c]	5/31/2024	16,101,375	16,207,772
Total Buyout		129,373,071	158,089,735

Credit - 4.95%
Oaktree Opportunities Fund XII, L.P. [a,c]	11/2/2023	10,500,000	12,541,565

Growth - 11.59%
Stepstone VC Secondaries Fund VI L.P. [a,b,c]	2/21/2024	20,703,617	29,342,678
Total North America		160,576,688	199,973,978

Total Investment Funds		199,379,296	253,400,463

Total Investments - 100.08%			253,400,463
Liabilities in excess of other assets - (0.08%)			(202,539)
Net Assets - 100%			$253,197,924

^	Percentages are based on net assets as of June 30, 2026.
[a]	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. Total fair value of restricted securities amount to $253,400,463, which represents approximately 100.08% of net assets as of June 30, 2026.
[b]	Non-income producing security.
[c]	The Fund held unfunded commitments in the investments as of June 30, 2026.
[d]	Security is held by CPG VA Acquisition Fund VI, LLC.

See accompanying Notes to Consolidated Schedule of Investments.

CPG Vintage Access Fund VI, LLC

Consolidated Schedule of Investments (Unaudited)

June 30, 2026

The following is a summary of significant accounting policies followed by the CPG Vintage Access Fund VI, LLC (the “Fund”) in the preparation of its Consolidated Schedule of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The Fund values its investments in Investment Funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Other investments are assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

•	Level 3 — significant unobservable inputs for the financial instrument (including Management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a practical expedient and are excluded from the fair value hierarchy in accordance with ASC 820. Other investments are assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The private capital Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

CPG Vintage Access Fund VI, LLC

Consolidated Schedule of Investments (Unaudited) (Continued)

June 30, 2026

The net asset value (“NAV”) of the Fund is determined by, or at the direction of, Macquarie Wealth Advisers, LLC (the “Adviser”) as of the close of business on the last business day of each quarter-end, each date that a closing occurs and at such other times as the Fund’s Board of Directors (the “Board”) shall determine. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a quarterly basis and reports to the Board on a quarterly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place and subscription and redemption activity. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The following is a summary of the inputs used, as of June 30, 2026, in valuing the Fund’s assets carried at fair value:

	Level 1*	Level 2*	Level 3*	Investments Measured at Net Asset Value (1)	Total
Investments
Investments in Private Investment Funds	$-	$-	$-	$253,400,463	$253,400,463
Total Investments	$-	$-	$-	$253,400,463	$253,400,463

* The Fund did not hold level 1, level 2 or level 3 securities at period end.

(1)	These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.